EXHIBIT 23.3

                               [LETTERHEAD LAHIVE & COCKFIELD]

                                                       June 14, 1996

The Board of Directors
Cadus Pharmaceutical Corporation
777 Old Saw Mill River Road
Tarrytown, NY 10591-6705

Re: Registration Statement on Form S-1

Dear Sirs:

     We hereby consent to the reference to our firm under the caption "Experts" in the prospectus which is a part of Cadus Pharmaceutical Corporation's Registration Statement on Form S-1.


                                                  Very truly yours

                                                  /s/ LAHIVE & COCKFIELD
                                                  -------------------------
                                                      LaHive & Cockfield